As filed, via EDGAR, with the Securities and Exchange Commission on June 25, 1998.

                                                               File No.:33-75340
                                                               ICA No.: 811-8360
                                  SCHEDULE 14A
                                 (RULE 14A-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
                PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE
                         SECURITIES EXCHANGE ACT OF 1934
       Filed by the  registrant  [X]
       Filed by a party other than the  registrant [ ]

       Check the  appropriate  box:

       [X] Preliminary  proxy  statement     [ ] Confidential,  for Use of the
       [ ] Definitive  proxy statement           Commission Only
       [ ] Definitive additional materials       (as permitted by
                                                  Rule 14a-6(e)(2))

       [ ] Soliciting  material  pursuant to Rule 14a-11(c) or Rule 14a-12

                        GUINNESS FLIGHT INVESTMENT FUNDS
                        --------------------------------
                (Name of Registrant as Specified in Its Charter)

                             Debra E. Jacob Nachlis
                             ----------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):

     [X]  No fee required.

     [ ]  Fee  computed on table below per Exchange  Act Rules  14a-6(i)(1)  and
          0-11.

     (1)  Title of each class of securities to which transaction applies:

     (2)  Aggregate number of securities to which transaction applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:

     (4)  Proposed maximum aggregate value of transaction:

     (5)  Total fee paid:

     [ ]  Fee paid previously with preliminary materials.

     [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1)  Amount previously paid:

     (2)  Form, schedule or registration statement no.:

     (3)  Filing party:

     (4)  Date filed:

                           PRELIMINARY PROXY MATERIALS
       FOR THE INFORMATION OF THE SECURITIES AND EXCHANGE COMMISSION ONLY


                                                                    July 9, 1998

Dear Shareholder:

       I am writing to ask for your vote on an important matter related to your investment with Guinness Flight. There will be a Special Meeting of Shareholders of the Guinness Flight Investment Funds to be held on August 25, 1998 at 11:00 am Pacific Standard Time at 225 South Lake Avenue, Suite 777, Pasadena, CA 91101. While you are cordially invited to attend the meeting, most shareholders cast their vote by completing, signing and returning the enclosed proxy or by voting telephonically.

       We ask all shareholders to vote on the following important matter:

       o To approve or disapprove a new investment advisory agreement for the Funds.

       Your Board of Trustees has carefully reviewed the matter and unanimously recommends that you vote FOR the proposal.

       I'm sure that you, like most people, lead a busy life and are tempted to put this proxy aside for another day. Please don't. When shareholders do not cast their vote, additional expenses are incurred by Guinness Flight and, therefore, Guinness Flight would appreciate your prompt vote.

       Your vote is very important to us. Please take a few minutes to review the proxy statement and to sign and return all proxy cards today. In the alternative, you may vote by telephone or by fax through D.F. King, our proxy solicitor. To vote by fax, sign the proxy card and fax both sides to (212) 269-2796 or simply call 800- 488-8075. If you own shares in more than one Fund, you will receive a separate proxy card for each Fund in which you own shares. Please be sure to vote each card that you receive.

       We appreciate the time and consideration that you will give to this proposal. If you have any questions regarding the issue under consideration or need assistance in completing your proxy card, please contact our proxy solicitor, D.F. King, at 1-800-488-8075.

       We look forward to seeing you at the Meeting or receiving your card(s) so that your shares may be voted at the Meeting.


                                            Sincerely,


                                           J. Brooks Reece
                                           Chairman, Board of Trustees
                                           Guinness Flight Investment Funds

WHY IS GUINNESS FLIGHT INVESTMENT FUNDS HAVING A SPECIAL MEETING?
Guinness Flight Investment Management Limited currently serves as each Fund's investment adviser. Guinness Flight Investment Management Limited is a wholly-owned subsidiary of Guinness Flight Hambro Asset Management Limited. Guinness Flight Hambro Asset Management Limited will be acquired by Investec Asset Management, a wholly-owned subsidiary of Investec Group Limited. Subject to appropriate regulatory and other approvals, pending transactions would result in Investec Asset Management owning 100% of Guinness Flight Hambro Asset Management Limited. After the transactions are finalized, Guinness Flight Investec (the new company) will have $20.3 billion under management.

Under the Investment Company Act of 1940, as amended, this type of transaction automatically terminates the existing investment advisory agreement between Guinness Flight Investment Management Limited and the Funds. Accordingly, at the meeting, shareholders are being asked to approve a new investment advisory agreement for the Funds.

WHEN WILL THE  SPECIAL  MEETING OF  SHAREHOLDERS  BE HELD AND WHO IS ELIGIBLE TO
VOTE?
The meeting will be held at 11:00 am Pacific Standard Time on August 25, 1998 at 225 South Lake Avenue, Suite 777, Pasadena, CA 91101. The meeting will be of a business nature only; there will not be a presentation about the Funds. Shareholders of record at the close of business on June 30, 1998 are entitled to vote.

WHO IS INVESTEC GROUP LIMITED?
Established in 1974, Investec Group Limited is an independent, international investment and private banking group, which focuses on providing its select clients with specialized financial services. It was listed on the Johannesburg Stock Exchange in 1986, and is the largest independent private and investment banking group in South Africa.

Investec Asset Management, formed in 1991, is one of Southern Africa's leading fund management firms. It has offices in South Africa, Ireland, Namibia, Botswana and the British Virgin Islands. The company manages 24 non-U.S. trusts investing in major asset classes.

HOW DOES THE BOARD OF TRUSTEES OF GUINNESS FLIGHT INVESTMENT FUNDS RECOMMEND SHAREHOLDERS VOTE ON THE PROPOSAL? The Board of Trustees unanimously recommends a vote "for" the proposal.

WHY DID THE BOARD OF TRUSTEES APPROVE THE NEW INVESTMENT ADVISORY AGREEMENT?
At a formal meeting, the Board of Trustees discussed the proposal with Timothy Guinness, a director of Guinness Flight Investment Management Limited, and Hendrik du Toit, Chief Executive Officer of Investec. The Board of Trustees determined from that meeting that a new advisory agreement is in the best interest of the Fund's shareholders.

HOW WILL THE FUNDS BE AFFECTED?
The Board of Trustees has determined that the Funds will not be affected under the proposed new advisory agreement. There are no differences between the new advisory agreement and the current advisory agreement, except the effective date. The proposed purchase by Investec Asset Management of Guinness Flight Hambro Asset Management Limited does not require any change in the adviser's investment management or operation of the Funds, the investment personnel managing the Funds, the shareholders services or other business activities of the Funds, or the investment objectives of the Funds. Under the new agreement, the rate at which advisory fees will be paid to the Adviser would be identical to the current rate at which fees are paid.

HOW CAN A SHAREHOLDER VOTE HIS/HER SHARES? There are four ways a shareholder can vote:

o Shareholders can vote by telephone by calling D.F. King, our proxy solicitor, at 1-800-488-8075.
o Proxy cards can be mailed to D.F. King. The shareholder should vote on the issue, sign and mail the proxy voting card in the postage-paid envelope provided with the proxy.
o To vote by fax, the shareholder should again vote on the issue and sign the proxy card. Both sides of the card can be faxed to D.F. King (212) 269-2796.
o Shareholders, of course, have the option of voting their shares in person at the Special Meeting on August 25, 1998.

                           PRELIMINARY PROXY MATERIALS
       FOR THE INFORMATION OF THE SECURITIES AND EXCHANGE COMMISSION ONLY

                        GUINNESS FLIGHT INVESTMENT FUNDS
                        225 SOUTH LAKE AVENUE, SUITE 777
                           PASADENA, CALIFORNIA 91101
                                 1-800-915-6566

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                           TO BE HELD AUGUST 25, 1998

         A special meeting of the shareholders of the Guinness Flight Asia Blue Chip Fund, Guinness Flight Asia Small Cap Fund, Guinness Flight China & Hong
Kong Fund, Guinness Flight Global Government Bond Fund and Guinness Flight Mainland China Fund (each, a "Fund" and collectively, the "Funds") of GUINNESS FLIGHT INVESTMENT FUNDS (the "Company") will be held at 11:00 a.m. (Pacific time) at 225 South Lake Avenue, Suite 777, Pasadena, California 91101, on August 25, 1998, for the purposes indicated below:

       1. To approve or disapprove a new investment advisory agreement between the Company, on behalf of each of the Funds, and Guinness Flight Investment Management Limited (the "Adviser") to take effect as soon as practicable after approval by shareholders (to be voted on separately by the shareholders of each Fund). No fee increase is proposed.

         In addition, for shareholders of all Funds, to transact such other business as may properly come before the Meeting or any adjournment thereof.

         Shareholders of record as of the close of business on _____ __, 1998 are entitled to receive notice of, and to vote at, the meeting and any and all adjournments thereof. Your attention is called to the accompanying proxy statement.

                                    By Order of the Board of Trustees

                                    Steven J. Paggioli
                                    Secretary

July 9, 1998


         YOU CAN HELP AVOID THE NECESSITY AND EXPENSE OF SENDING FOLLOW-UP LETTERS TO ENSURE A QUORUM BY PROMPTLY RETURNING THE ENCLOSED PROXY. IF YOU ARE UNABLE TO ATTEND THE MEETING, PLEASE MARK, SIGN, DATE AND RETURN THE ENCLOSED PROXY SO THAT THE NECESSARY QUORUM MAY BE REPRESENTED AT THE MEETING. THE ENCLOSED ENVELOPE REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.

                           PRELIMINARY PROXY MATERIALS
       FOR THE INFORMATION OF THE SECURITIES AND EXCHANGE COMMISSION ONLY

                        GUINNESS FLIGHT INVESTMENT FUNDS
                        225 SOUTH LAKE AVENUE, SUITE 777
                           PASADENA, CALIFORNIA 91101
                                 1-800-915-6566


                                 PROXY STATEMENT

         The enclosed proxy is solicited on behalf of the Board of Trustees of GUINNESS FLIGHT INVESTMENT FUNDS (the "Company"). The proxy is revocable at any time before it is voted by sending written notice of the revocation to the Company or by appearing personally at the August 25, 1998 special meeting of shareholders (the "Meeting"). The cost of preparing and mailing the notice of meeting, the proxy card, this proxy statement and any additional proxy material insofar as it relates to the approval of the Investment Advisory Agreement has been or is to be borne by Guinness Flight Investment Management Limited (the "Adviser"). Proxy solicitations will be made primarily by mail, but may also be made by telephone, telegraph, facsimile or personal interview conducted by certain officers or employees of the Company, the Adviser or its affiliates. The Company has also retained D.F. King, a professional proxy solicitation firm, to assist shareholders in the voting process. In the event that a shareholder signs and returns the proxy ballot, but does not indicate a choice as to any of the items on the proxy ballot, the proxy attorneys will vote those shares in favor of such proposal(s).

         On _____ __, 1998, the record date for determining shareholders entitled to receive notice of and vote at the Meeting (the "Record Date"), the Funds had the number of shares of beneficial interest ("Shares") outstanding set forth below, each Share being entitled to one vote:


                                                              TOTAL SHARES
FUND                                                          OUTSTANDING

Guinness Flight Asia Blue Chip Fund                           [_____________]

Guinness Flight Asia Small Cap Fund                           [_____________]

Guinness Flight China & Hong Kong Fund                        [_____________]

Guinness Flight Global Government Bond Fund                   [_____________]

Guinness Flight Mainland China Fund                           [_____________]

         Any other business which may properly come before the meeting will be voted separately by Shares of each Fund. The holders of each Share of the Company shall be entitled to one vote for each full Share and a fractional vote for each fractional Share.

         A COPY OF EACH FUND'S ANNUAL REPORT (WHICH CONTAINS INFORMATION PERTAINING TO THE FUND) MAY BE OBTAINED, WITHOUT CHARGE, BY CALLING THE COMPANY AT 1-800-915-6566.

         This proxy statement and the enclosed notice of meeting and proxy card are first being mailed to shareholders on or about July 9, 1998.


                                  INTRODUCTION

The Meeting is being called for the following purpose.

         With respect to each of the Funds: to approve or disapprove a new investment advisory agreement (the "New Advisory Agreement") between the Company, on behalf of each of the Funds, and the Adviser to take effect as soon as practicable after approval by shareholders.

         Approval of Proposal 1 requires the vote of a "majority of the outstanding voting securities," within the meaning of the Investment Company Act of 1940, as amended (the "1940 Act"), of each Fund. The term "majority of the outstanding voting securities" is defined under the 1940 Act to mean: (a) 67% or more of the outstanding Shares of the Fund present at the Meeting, if the holders of more than 50% of the outstanding Shares of the Fund are present or represented by proxy, or (b) more than 50% of the outstanding Shares of the Fund, whichever is less.

         At the meeting, the presence in person or by proxy of shareholders entitled to cast one-third of the votes constitutes a quorum. For purposes of determining the presence of a quorum and counting votes on the matters presented, Shares represented by abstentions and "broker non-votes" will be counted as present, but not as votes cast, at the Meeting. Under the 1940 Act, the affirmative vote necessary to approve a matter under consideration may be determined with reference to a percentage of votes present at the Meeting, which would have the effect of treating abstentions and non-votes as if they were votes against the proposal.

         If the Proposal is approved, it is anticipated that it will become effective as soon as practical after shareholder approval and appropriate regulatory approval.

                                   PROPOSAL 1
                APPROVAL OR DISAPPROVAL OF A PROPOSED INVESTMENT
         ADVISORY AGREEMENT BETWEEN THE COMPANY, ON BEHALF OF EACH FUND
                AND GUINNESS FLIGHT INVESTMENT MANAGEMENT LIMITED


INTRODUCTION

         Guinness Flight Investment Management Limited currently serves as each Fund's investment adviser pursuant to an Investment Advisory Agreement (the "Current Advisory Agreement") entered into on behalf of each Fund. Guinness Flight Investment Management Limited is a wholly-owned subsidiary of Guinness Flight Hambro Asset Management Limited ("GFHAM"). Guinness Mahon Holdings PLC ("Guinness Mahon") and Hambros PLC each own 44.3% of GFHAM and management of GFHAM owns the remaining 11.4%.

         Pursuant to three separate agreements, Investec Asset Management ("Investec"), has agreed to acquire 100% of Guinness Mahon from the Bank of Yokohama, which is the sole shareholder of Guinness Mahon, and to acquire the remaining interest in GFHAM from Hambros PLC and the management of GFHAM. After the transaction, Investec will own 100% of GFHAM. The new company, to be named
Guinness Flight Investec will have $20.6 billion dollars under management. Consummation of these transactions is contingent upon the parties entering into certain other agreements and subject to regulatory approval by the Investment Management Regulatory Organization Limited, the United Kingdom's securities regulatory organization. These transactions are being referred to as the "Purchase" for purposes of this Proxy.

         GFHAM, formerly known as Guinness Flight Global Asset Management Limited ("GFGAM"), was established in May 1997 when GFGAM acquired the entire issued share capital of Hambros Fund Management PLC. GFGAM and its predecessors managed non-U.S. investment companies and separate accounts beginning in 1975. GFHAM currently manages and advises approximately $13.4 billion in international assets and serves institutional clients in North America, the UK and continental Europe.

         Investec, the South African-based investment management arm of Investec formed in 1991, has offices in South Africa, Ireland, Namibia, Botswana and British Virgin Islands and manages non-U.S. investment companies which invest in major asset classes. Investec has approximately $7.2 billion under management.

         Management of Guinness Flight Investec will consist of Timothy Guinness and Howard Flight (currently Chief Executive and Deputy Chairman, respectively, of GFHAM) who will become joint Chairmen of Guinness Flight Investec, and Hendrik du Toit (currently, Chief Executive Officer of Investec) who will become the world-wide Chief Executive Officer of Guinness Flight Investec. In addition, Timothy Guinness will join the Board of Trustees of Guinness Flight Investment Funds and James J. Atkinson, Jr., a director of GFHAM, will become the President of Guinness Flight Investment Funds.

         As required by the 1940 Act, the Current Advisory Agreement provides for its automatic termination upon its "assignment" (as defined in the 1940
Act). Consummation of the Purchase may be deemed to result in an assignment of the Current Advisory Agreement and, consequently, could terminate the Current Advisory Agreement in accordance with its terms. In anticipation of the consummation of the Purchase and to provide continuity in investment advisory services, at a meeting held on June 3, 1998, the Company's

Board of Trustees (the "Board"), including a majority of the Trustees who are not "interested persons" (as defined in the 1940 Act) of the Company (the "Disinterested Trustees"), approved an investment advisory agreement between the Company, on behalf of each Fund, and the Adviser (the "New Advisory Agreement") to take effect upon the consummation of the Purchase. The Board also directed that a New Advisory Agreement be submitted to shareholders for approval at this meeting. THE NEW ADVISORY AGREEMENT IS SUBSTANTIALLY IDENTICAL TO THE CURRENT ADVISORY AGREEMENT, EXCEPT AS DESCRIBED HEREIN. FOR EACH FUND, THE TERMS OF THE AGREEMENT AND INVESTMENT ADVISORY FEE WILL REMAIN THE SAME.

         In the event that this meeting occurs after the consummation of the Purchase (which would cause the termination of the Current Advisory Agreement), the Board believes that it is reasonable to pay the Adviser during this interim period, the lesser of (i) fees payable under the Current Advisory Agreement, and
(ii) costs and expenses incurred in advising each Fund. Accordingly, the Board has approved such payments during any such interim period.

THE INVESTMENT ADVISER

         THE ADVISORY AGREEMENT. Guinness Flight Investment Management Limited currently serves as investment adviser to the Funds pursuant to an investment advisory agreement between the Adviser and the Company on behalf of each Fund. If approved by Shareholders, the Adviser will continue to serve as investment adviser to the Funds after the Purchase under the New Advisory Agreement with the Company on behalf of each Fund which is identical in all material respects to the Current Advisory Agreement except for its effective date.

         GUINNESS FLIGHT INVESTMENT MANAGEMENT LIMITED. Guinness Flight Investment Management Limited is headquartered in London, England, at Lighterman's Court, 5 Gainsford Street, Tower Bridge SE1 2NE, has a U.S. office at 225 South Lake Avenue, Suite 777, Pasadena, California 91101 and an office at 2108 Jardine House, 1 Connaught Place, Central, Hong Kong. Guinness Flight Hambro Asset Management Limited is located at Lighterman's Court, 5 Gainsford Street, Tower Bridge, London, England, SE1 2NE. Guinness Mahon is located at 32 St. Mary at Hill, London, England, EC3P3AJ. Hambros PLC is located at 41 Tower Hill, London, England, EC3N4HA.

         While the New Advisory Agreement is described below, the discussion is qualified by the provisions of the complete agreement, a copy of which is attached as Exhibit A. The New Advisory Agreement should be read in conjunction with the following.

DIFFERENCES BETWEEN THE CURRENT AND NEW ADVISORY AGREEMENT:

         There are no differences between the Current Advisory Agreement and the New Advisory Agreement except the effective date.

         The directors of the Adviser are as follows: Alan Frederick Beaney, Michael David Beggs, Julian Richard Chillingworth, Michael John William Daley, Howard Emerson Flight, Anne Gallagher, Timothy Whitmore Newton Guinness, Lynda Karen Johnstone, David Lyon Liddell, Andrew Everard, Martin Smith, Anthony McGarel-Groves, Maureen Taylor, Timothy David Hamilton Thomas, Nigel David Stuart Tweed, Andrew Gregory Walsh, Philip Nicholas Whittome and John Bidlake Wollocombe. The Adviser is located at Lighterman's Court, 5 Gainsford Street, Tower Bridge, London, England, SE1 2NE.

BOARD CONSIDERATIONS

         In considering whether to recommend that the New Advisory Agreement be approved by shareholders, the Board considered the nature and quality of services provided by the Adviser to date and comparative data as to advisory fees and expenses. The Board also requested and evaluated such other information from the Adviser which the Board deemed to be relevant, including, but not limited to, a representation from the Adviser that the rate at which advisory fees will be paid to the Adviser would be identical to the rate at which fees are now paid.

         In approving the New Advisory Agreement, the Board also considered that the terms of the Purchase do not require any change in the Adviser's investment management or operation of the Funds, the investment personnel managing the Funds, the shareholder services or other business activities of the Funds, or the investment objectives of the Funds. The Adviser has informed the Board of Trustees that the Purchase will not at this time result in any such change in the Funds' management. The Adviser has advised that, at present, it neither plans nor proposes to make any material changes in the business, corporate structure or composition of senior management or personnel of the Adviser, or in the manner in which the Adviser renders investment advisory services to each Fund. If, after the Purchase, changes in the Adviser are proposed that might materially affect its services to a Fund, the Board will consider the effect of those changes and take such action as it deems advisable under the circumstances. Further, the Adviser has represented (i) that for a period of three years after the time of such action, at least 75% of the members of the Board of the Company will not be interested persons of the Adviser of the Company, or interested persons of the predecessor investment adviser of the Company, and (ii) that an unfair burden will not be imposed on the Company as a result of the Purchase.

         The  Board,  including  a  majority  of  the  Disinterested   Trustees,
unanimously approved the New Advisory Agreement at the meeting held on June 3, 1998.

FEES AND FEE WAIVERS

         Under the Current Advisory Agreement each Fund pays the Adviser (and under the New Advisory Agreement, each Fund will pay the Adviser) a fee, computed daily and paid monthly, at the annual rates set forth below as a percentage of average daily net assets:


                                                        DATE OF       DATE LAST
                                                        ADVISORY     APPROVAL BY
                    NAME OF FUND                FEE     CONTRACT    SHAREHOLDERS


Guinness Flight Asia Blue Chip Fund            1.00%    4/25/97        4/25/97

Guinness Flight Asia Small Cap Fund             1.00    4/25/97        4/25/97

Guinness Flight China & Hong Kong Fund          1.00    4/25/97        4/25/97

Guinness Flight Global Government Bond Fund     0.75    4/25/97        4/25/97

Guinness Flight Mainland China Fund             1.00     9/5/97       10/31/97

         Under the Current Advisory Agreement and the New Advisory Agreement, the Adviser may periodically reduce all or a portion of its advisory fee with respect to any Fund. In the fiscal period ended December 31, 1997, the Funds paid to the Adviser aggregate investment advisory fees, and the Adviser waived its fees and/or reimbursed expenses to each Fund, as follows:


                                                            AMOUNT OF FEE WAIVER
                                                               AND/OR EXPENSE
                    NAME OF FUND              FEES PAID        REIMBURSEMENT*


Guinness Flight Asia Blue Chip Fund              $53,636        $130,732

Guinness Flight Asia Small Cap Fund            1,692,574         (71,583)**

Guinness Flight China & Hong Kong Fund         2,958,500               0

Guinness Flight Global Government Bond Fund       58,063         185,733

Guinness Flight Mainland China Fund               15,705          11,487


         * This voluntary waiver and/or reimbursement of expenses is currently in effect but may be terminated at any time.

         ** This represents amounts paid by the Guinness Flight Asia Small Cap Fund to the Adviser for reimbursable expenses paid in previous years by the Adviser on behalf of such Fund.


REQUIRED VOTE AND BOARD OF TRUSTEES' RECOMMENDATION

         Approval of the New Advisory Agreement on behalf of each Fund will require the affirmative vote of a "majority of the outstanding voting securities" of the relevant Fund, which for this purpose means the affirmative vote of the lesser of (a) 67% or more of the outstanding shares of such Fund present at the Meeting if the holders of more than 50% of the outstanding shares of such Fund are present in person or represented by proxy or (b) more than 50% of the outstanding shares of such Fund. If the shareholders of a Fund do not approve the New Advisory Agreement, the Adviser will continue to manage the Fund's investments under the Current Advisory Agreement. In that event, the Board will take such further action as it may deem to be in the best interests of the Fund's shareholders.


                THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS THAT
                 SHAREHOLDERS VOTE "FOR" THE FOREGOING PROPOSAL.

OTHER INFORMATION

         Substantial Shareholders. As of June 12, 1998, the Company believed that the following persons beneficially owned more than 5% of the Funds:


                                          Percentage of Fund       Number of
                         Name                Outstanding          Shares Owned


CHINA & HONG KONG FUND

Capital Ventures International                 6.94%               1,330033.736
c/o Susquehana Advisors Group
401 City Avenue, Suite 220
Bala Cynwyd, PA  19004-1117

ASIA BLUE CHIP FUND

Menlo F. Smith Ttee                            13.10%              137,940.589
Menlo F. Smith Trust
UA DTD 04/08/1998
510 Maryville College Dr., Suite 210
St. Louis, MO  63141-5801

GLOBAL GOVERNMENT BOND
FUND

Pigeon & Co.                                   41.19%              326,671.030
  c/o Frost National Bank
P.O. Box 2479
San Antonio, TX 78298

Comerica Bank                                  28.39%              225,220.141
Oregon Graduate Institute
P.O. Box 75000
Detroit, MI  48275-0001


         As of June 30, 1998, to the best of the knowledge of the Advisor, the directors and officers of the Company, as a group, owned of record less than 5% of the Funds' outstanding shares.

         Voting Information and Discretion of the Persons Named as Proxies. While the Meeting is called to act upon any other business that may properly come before it, at the date of this proxy statement the only business which the management intends to present or knows that others will present is the business mentioned in the Notice of Meeting. If any other matters lawfully come before the Meeting, and in all procedural matters at the Meeting, it is the intention that the enclosed proxy shall be voted in accordance with the best judgment of the attorneys named therein, or their substitutes, present and acting at the Meeting.

         If at the time any session of the Meeting is called to order a quorum is not present, in person or by proxy, the persons named as proxies may vote those proxies which have been received to adjourn the Meeting to a later date. In the event that a quorum is present but sufficient votes in favor of one or more of the proposals have not been received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies with respect to any such proposal. All such adjournments will require the affirmative vote of a majority of the Shares present in person or by proxy at the session of the Meeting to be adjourned. The persons named as proxies will vote those proxies which they are entitled to vote in favor of the proposal, in favor of such an adjournment, and will vote those proxies required to be voted against the proposal, against any such adjournment. A vote may be taken on one or more of the proposals in this proxy statement prior to any such adjournment if sufficient votes for its approval have been received and it is otherwise appropriate.

         Voting Information. As of June 18, 1998, Guinness Flight Investment Management Ltd. and its affiliates were believed to possess voting power with respect to the following outstanding shares: 2,859.9740 (.0119%) of the Guinness Flight China & Hong Kong Fund; 4,528.1720 (.5734%) of the Guinness Flight Global Government Bond Fund; and 6.37 (.0001%) of the Guinness Flight Mainland China Fund. However, Guinness Flight Investment Management Ltd. and its affiliates have advised Guinness Flight Investment Funds that they intend to vote any shares over which they have voting power at the Meeting (i) in the manner instructed by the customers for which such shares are held, or (ii) in the event that such instructions are not received, in the same proportion as the votes cast by other shareholders (including advisory customers who furnish voting instructions).

         Submission of Proposals for the Next Annual Meeting of the Company. Under the Company's Articles of Incorporation and Amended and Restated By-Laws, annual meetings of shareholders are not required to be held unless necessary under the 1940 Act (for example, when fewer than a majority of the Trustees have been elected by shareholders). Therefore, the Company does not hold shareholder meetings on an annual basis. A shareholder proposal intended to be presented at any meeting hereafter called should be sent to the Company at 225 South Lake Avenue, Suite 777, Pasadena, California 91101, and must be received by the Company within a reasonable time before the solicitation relating thereto is made in order to be included in the notice or proxy statement related to such meeting. The submission by a shareholder of a proposal for inclusion in a proxy statement does not guarantee that it will be included. Shareholder proposals are subject to certain regulations under federal securities law.

         Administrator. Investment Company Administration Corporation, 4455 East Camelback Road, Suite 261E, Phoenix, Arizona 85018, serves as Administrator of the Funds.

         Distributor. First Fund Distributors, Inc. 4455 East Camelback Road, Suite 261E, Phoenix, Arizona 85018, serves as Distributor for the Funds.

IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. IF YOU DO NOT EXPECT TO ATTEND THE MEETING, PLEASE SIGN YOUR PROXY CARD PROMPTLY AND RETURN IT IN THE ENCLOSED ENVELOPE TO AVOID UNNECESSARY EXPENSE AND DELAY. NO POSTAGE IS NECESSARY.


July 9, 1998
                               BY ORDER OF THE BOARD OF TRUSTEES


                               /s/ Steven J. Paggioli
                               ----------------------
                               Steven J. Paggioli
                               Secretary

                                                                       EXHIBIT A

                                     FORM OF

                          INVESTMENT ADVISORY AGREEMENT

                                     BETWEEN

                        GUINNESS FLIGHT INVESTMENT FUNDS

                                       AND

                  GUINNESS FLIGHT INVESTMENT MANAGEMENT LIMITED


         INVESTMENT ADVISORY AGREEMENT, dated as of August 25, 1998, by and between GUINNESS FLIGHT INVESTMENT FUNDS, a Delaware business trust which may issue one or more series of shares of beneficial interest (the "Trust"), and GUINNESS FLIGHT INVESTMENT MANAGEMENT LIMITED (the "Adviser").


                              W I T N E S S E T H:

         WHEREAS, the Trust is engaged in business as an open-end investment company registered under the Investment Company Act of 1940 (collectively with the rules and regulations promulgated thereunder, the "Act"); and

         WHEREAS, the Adviser is an investment adviser under the Investment Advisers Act of 1940, as amended, and engages in the business of acting as an investment adviser; and

         WHEREAS, the Adviser is a member of the Investment Management Regulatory Organization Limited ("IMRO") of the United Kingdom and is thereby regulated by IMRO in the conduct of its investment business for United Kingdom investors and engages in the business of acting as an investment adviser; and

         WHEREAS, the Trust wishes to engage the Adviser to provide certain investment advisory services to the series of the Trust listed on Schedule A (each, a "Fund" and collectively, the "Funds"), and the Adviser is willing to provide such investment advisory services for the Funds on the terms and conditions hereinafter set forth;

         NOW, THEREFORE, in consideration of the mutual promises and agreements herein contained and other good and valuable consideration, the receipt of which is hereby acknowledged, it is hereby agreed by and between the parties hereto as follows:

         1. Appointment.

         The Adviser agrees, all as more fully set forth herein, to act as investment adviser to the Funds with respect to the investment of their assets and to supervise and arrange the purchase of securities for and the sale of securities held in the portfolios of the Funds.

         2. Duties and Obligations of the Adviser With Respect to the Investment of Assets of the Funds.

         (a) Subject to the succeeding provisions of this section and subject to the direction and control of the Board of Trustees of the Trust, the Adviser shall:

          (i) supervise continuously the investment program of each Fund and the composition of its portfolio;

          (ii) determine what securities be purchased or sold by each Fund; and

         (iii) arrange for the purchase and the sale of securities held in the portfolio of each Fund; and

         (b) Any investment program furnished by the Adviser under this section shall at all times conform to, and be in accordance with, any requirements imposed by:

          (i) the provisions of the Act and of any rules or regulations in force thereunder;

          (ii) any other applicable provisions of state and Federal law;

         (iii) the provisions of the Trust's Trust Instrument and By-Laws, as amended from time to time;

          (iv) any policies and determinations of the Board of Trustees of the Trust; and

          (v) the fundamental policies of each Fund, as reflected in its Registration Statement under the Act, as amended from time to time.

         (c) The Adviser shall give each Fund the benefit of its best judgment and effort in rendering services hereunder, and in connection therewith the Adviser shall not be liable to any Fund or its security holders for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the execution of portfolio transactions for such Fund, except for wilful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of reckless disregard of its obligations and duties hereunder. As used in this subsection (c), the term "Adviser" shall include board members, officers and employees of the Adviser as well as the entity referred to as the "Adviser" itself.

         (d) Nothing in this Agreement shall prevent the Adviser or any affiliated person (as defined in the Act) of the Adviser from acting as investment adviser or manager for any other person, firm or corporation
(including other investment companies) and shall not in any way limit or restrict the Adviser or any such affiliated person from buying, selling or trading any securities for its or their own accounts or for the accounts of others for whom it or they may be acting; provided, however, that the Adviser expressly represents that it will undertake no activities which, in its judgment, will adversely affect the performance of its obligations to the Funds under this Agreement. The Adviser agrees that it will not deal with itself, or with the Trustees of the Trust or the Funds' principal underwriter or distributor, as principals in making purchases or sales of securities or other property for the account of the Funds, except as permitted by the Act, and will comply with all other provisions of the Trust's Trust Instrument and By-Laws and the then-current prospectus and statement of additional information applicable to each Fund relative to the Adviser and its board members and officers.

         (e) The Funds will supply the Adviser with certified copies of the following documents: (i) the Trust's Trust Instrument and By-Laws; (ii) resolutions of the Trust's Board of Trustees and shareholders authorizing the appointment of the Adviser and approving this Agreement; (iii) the Funds' Registration Statement, as filed with the Securities and Exchange Commission; and (iv) the Funds' most recent prospectus and statement of additional information. The Funds will furnish the Adviser from time to time with copies of all amendments or supplements to the foregoing, if any, and all documents, notices and reports filed with the Securities and Exchange Commission.

         (f) The Funds will supply, or cause its custodian bank to supply, to the Adviser such financial information as is necessary or desirable for the functions of the Adviser hereunder.

         3. Broker-Dealer Relationships.

         The Adviser is responsible for decisions to buy and sell securities for each Fund, broker-dealer selection and negotiation of its brokerage commission rates. The Adviser's primary consideration in effecting a security transaction will be execution at the most favorable price. Each Fund understands that many of its portfolio transactions will be transacted with primary market makers acting as principal on a net basis, with no brokerage commissions being paid by the Fund. Such principal transactions may, however, result in a profit to the market makers. In certain instances, the Adviser may make purchases of underwritten issues at prices which include underwriting fees. In selecting a broker or dealer to execute each particular transaction, the Adviser will take the following into consideration: the best price available; the reliability, integrity and financial condition of the broker or dealer; the size of and difficulty in executing the order; and the value of the expected contribution of the broker or dealer to the investment performance of a Fund on a continuing basis. Accordingly, the price to a Fund in any transaction may be less favorable than that available from another broker or dealer if the difference is reasonably justified by other aspects of the portfolio execution services offered. Subject to such policies as the Board of Trustees may determine, the Adviser shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of its having caused a Fund to pay a broker or dealer that provides brokerage and research services to the Adviser an amount of commission for effecting a portfolio investment transaction in excess of the amount of commission another broker or dealer would have charged for effecting that transaction, if the Adviser determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of either that particular transaction or the Adviser's overall responsibilities with respect to the Fund. The Adviser is further authorized to allocate the orders placed by it on behalf of a Fund to an affiliated broker-dealer, if any, or to such brokers and dealers who also provide research or statistical material, or other services to the Fund (which material or services may also assist the Adviser in rendering services to other clients). Such allocation shall be in such amounts and proportions as the Adviser shall determine and the Adviser will report on said allocations regularly to the Board of Trustees indicating the brokers to whom such allocations have been made and the basis therefor.

         4. Allocation of Expenses.

         The Adviser agrees that it will furnish each Fund, at its expense, all office space and facilities, equipment and clerical personnel necessary for carrying out its duties under this Agreement. The Adviser agrees that it will supply to any administrator (the "Administrator") of the Funds all necessary financial information in connection with the Administrator's duties under any agreement between the Administrator and the Trust on behalf of the Funds. All costs and expenses associated with any administrative functions delegated by the Adviser to the Administrator that are not pursuant to any agreement between the Administrator and a Fund or the Adviser and a Fund will be paid by the Adviser. All other costs and expenses not expressly assumed by the Adviser under this Agreement or by the Administrator under the administration agreement between it and the Trust on behalf of a Fund shall be paid by the Fund from the assets of the Fund, including, but not limited to (i) fees paid to the Adviser and the Administrator; (ii) interest and taxes; (iii) brokerage commissions; (iv) insurance premiums; (v) compensation and expenses of the Trustees other than those affiliated with the adviser or the administrator; (vi) legal, accounting and audit expenses; (vii) fees and expenses of any transfer agent, distributor, registrar, dividend disbursing agent or shareholder servicing agent of the Fund;
(viii) expenses, including clerical expenses, incident to the issuance, redemption or repurchase of shares of the Fund, including issuance on the payment of, or reinvestment of, dividends; (ix) fees and expenses incident to the registration under Federal or state securities laws of the Fund or its shares; (x) expenses of preparing, setting in type, printing and mailing prospectuses, statements of additional information, reports and notices and proxy material to shareholders of the Fund; (xi) all other expenses incidental to holding meetings of the Fund's shareholders; (xii) expenses connected with the execution, recording and settlement of portfolio securities transactions;
(xiii) fees and expenses of the Fund's custodian for all services to the Fund, including safekeeping of funds and securities and maintaining required books and accounts; (xiv) expenses of calculating net asset value of the shares of the Fund; (xv) industry membership fees allocable to the Fund; and (xvi) such extraordinary expenses as may arise, including litigation affecting the Fund and the legal obligations which the Fund may have to indemnify the officers and Trustees with respect thereto.

         5. Compensation of the Adviser.

         For the services to be rendered, each Fund shall pay to the Adviser from the assets of the Fund an investment advisory fee paid monthly at an annual rate set forth opposite each Fund's name on Schedule A which shall be a percentage of the Fund's average daily net assets for the Fund's then-current fiscal year. Except as hereinafter set forth, compensation under this Agreement shall be calculated and accrued daily and the amounts of the daily accruals shall be paid monthly. If the Agreement becomes effective subsequent to the first day of a month or shall terminate before the last day of a month, compensation for that part of the month this Agreement is in effect shall be prorated in a manner consistent with the calculation of the fees as set forth above. Subject to the provisions of subsection (b) hereof, payment of the Adviser's compensation for the preceding month shall be made as promptly as possible after completion of the computations contemplated by subsection (b) hereof.

         6. Duration Amendment and Termination.

         (a) This Agreement shall go into effect as to each Fund on the date set forth above (the "Effective Date") and shall, unless terminated as hereinafter provided, continue in effect for two years from the Effective Date and shall continue from year to year thereafter, but only so long as such continuance is specifically approved at least annually by the Board of Trustees, including the vote of a majority of the trustees who are not parties to this Agreement or "interested persons" (as defined in the Act) of any such party cast in person at a meeting called for the purpose of voting on such approval, or by the vote of the holders of a "majority" (as so defined) of the outstanding voting securities of a Fund and by such a vote of the trustees.

         (b) This Agreement may be amended only if such amendment is approved by the vote of the holders of a "majority" (as defined in the Act) of the outstanding voting securities of a Fund.

         (c) This Agreement may be terminated as to a Fund by the Adviser at any time without penalty upon giving such Fund sixty (60) days' written notice (which notice may be waived by the Fund) and may be terminated by a Fund at any time without penalty upon giving the Adviser sixty (60) days' written notice (which notice may be waived by the Adviser), provided that such termination by such Fund shall be approved by the vote of a majority of all the trustees in office at the time or by the vote of the holders of a "majority" (as defined in the Act) of the voting securities of the Fund at the time outstanding and entitled to vote. This Agreement shall automatically terminate in the event of its "assignment" (as defined in the Act).

         7. Board of Trustees' Meeting.

         Each Fund agrees that notice of each meeting of the Board of Trustees will be sent to the

Adviser and that each Fund will make appropriate arrangements for the attendance (as persons present by invitation) of such person or persons as the Adviser may designate.

         8. Use of the Name "Guinness Flight".

         Each Fund acknowledges that it is adopting its name through permission of the Adviser, and agrees that the Adviser reserves to itself and any successor to its business the right to withdraw the right to use the name "Guinness Flight" from a Fund if the Adviser no longer advises the Fund. The Adviser also reserves the right to grant the nonexclusive right to use the name "Guinness Flight" or any similar name to any other corporation or entity, including, but not limited to, any investment company. In the event this Agreement is terminated, each Fund shall immediately delete "Guinness Flight" from its name and may not use the name "Guinness Flight" in any manner thereafter.

         9. Notices.

         Any notices under this Agreement shall be in writing, addressed and delivered or mailed postage paid to the other party at such address as such other party may designate for the receipt of such notice.

         10. Questions of Interpretation.

         Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the Act, as amended, shall be resolved by reference to such term or provision of the Act and to interpretations thereof, if any, by the United States Courts or in the absence of any controlling decision of any such court, by rules, regulations or orders of the Securities and Exchange Commission issued pursuant to said Act. In addition, where the effect of a requirement of the Act, reflected in any provision of this Agreement is revised by rule, regulation or order of the Securities and Exchange Commission, such provision shall be deemed to incorporate the effect of such rule, regulation or order.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed and delivered in their names on their behalf by the undersigned, thereunto duly authorized, all as of the day and year first above written.


                                    GUINNESS FLIGHT INVESTMENT FUNDS


                                    By___________________________________
                                             Title:



                                    GUINNESS FLIGHT INVESTMENT MANAGEMENT
                                    LIMITED


                                    By____________________________________
                                             Title:

                                   SCHEDULE A


Name of Fund                                                            Fee*

1.       Guinness Flight Asia Blue Chip Fund                           1.00%
2.       Guinness Flight Asia Small Cap Fund                           1.00%
3.       Guinness Flight China & Hong Kong Fund                        1.00%
4.       Guinness Flight Global Government Bond Fund                   0.75%
5.       Guinness Flight Mainland China Fund                           1.00%

     * As a percentage of average daily net assets. Note, however, that the Adviser shall have the right, but not the obligation, to voluntarily waive any portion of the advisory fee from time to time.

                        GUINNESS FLIGHT INVESTMENT FUNDS

                       GUINNESS FLIGHT ASIA BLUE CHIP FUND
                         SPECIAL MEETING OF SHAREHOLDERS
                                 AUGUST 25, 1998

Please refer to the Proxy Statement for a discussion of these matters.

THE UNDERSIGNED HOLDER(S) OF SHARES OF BENEFICIAL INTEREST OF GUINNESS FLIGHT ASIA BLUE CHIP FUND HEREBY CONSTITUTES AND APPOINTS JAMES J. ATKINSON, JR. AND STACY ORFF, OR EITHER OF THEM, THE ATTORNEYS AND PROXIES OF THE UNDERSIGNED, WITH FULL POWER OF SUBSTITUTION, TO VOTE THE SHARES LISTED BELOW AS DIRECTED, AND HEREBY REVOKES ANY PRIOR PROXIES.

To vote, mark an X in blue or black ink on the proxy card below.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF GUINNESS FLIGHT INVESTMENT FUNDS

----Detach card at perforation and mail in postage paid envelope provided------

1.       Vote on Proposal to approve a new investment advisory agreement.

         FOR                  AGAINST           ABSTAIN

          [ ]                 [ ]                 [ ]


In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting.


                                       x_____________________________________
                                        _____________________________________

                                       x_____________________________________
                                        _____________________________________

                                       Date:  _________________________, 1998

----Detach card at perforation and mail in postage paid envelope provided------


                        GUINNESS FLIGHT INVESTMENT FUNDS
                                      PROXY


THIS PROXY, WHEN PROPERLY EXECUTED AND RETURNED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR APPROVAL OF THE PROPOSAL.

Please sign exactly as name appears on this card. When account is joint tenants, all should sign. When signing as administrator, trustee or guardian, please give title. If a corporation or partnership, sign in entity's name and by authorized person.

Has your address changed?                       Do you have any comments?
___________________________________        ____________________________________
___________________________________        ____________________________________
___________________________________        ____________________________________

                        GUINNESS FLIGHT INVESTMENT FUNDS
                       GUINNESS FLIGHT ASIA SMALL CAP FUND
                         SPECIAL MEETING OF SHAREHOLDERS
                                 AUGUST 25, 1998

Please refer to the Proxy Statement for a discussion of these matters.

THE UNDERSIGNED HOLDER(S) OF SHARES OF BENEFICIAL INTEREST OF GUINNESS FLIGHT ASIA SMALL CAP FUND HEREBY CONSTITUTES AND APPOINTS JAMES J. ATKINSON, JR. AND STACY ORFF, OR EITHER OF THEM, THE ATTORNEYS AND PROXIES OF THE UNDERSIGNED, WITH FULL POWER OF SUBSTITUTION, TO VOTE THE SHARES LISTED BELOW AS DIRECTED, AND HEREBY REVOKES ANY PRIOR PROXIES.

To vote, mark an X in blue or black ink on the proxy card below.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF GUINNESS FLIGHT INVESTMENT FUNDS

----Detach card at perforation and mail in postage paid envelope provided------

1.       Vote on Proposal to approve a new investment advisory agreement.

         FOR                  AGAINST           ABSTAIN

          [ ]                 [ ]                 [ ]


In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting.


                                       x_____________________________________
                                        _____________________________________

                                       x_____________________________________
                                        _____________________________________

                                       Date:  _________________________, 1998

----Detach card at perforation and mail in postage paid envelope provided------


                        GUINNESS FLIGHT INVESTMENT FUNDS
                                      PROXY


THIS PROXY, WHEN PROPERLY EXECUTED AND RETURNED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR APPROVAL OF THE PROPOSAL.

Please sign exactly as name appears on this card. When account is joint tenants, all should sign. When signing as administrator, trustee or guardian, please give title. If a corporation or partnership, sign in entity's name and by authorized person.

Has your address changed?                       Do you have any comments?
___________________________________        ____________________________________
___________________________________        ____________________________________
___________________________________        ____________________________________

                        GUINNESS FLIGHT INVESTMENT FUNDS
                     GUINNESS FLIGHT CHINA & HONG KONG FUND
                         SPECIAL MEETING OF SHAREHOLDERS
                                 AUGUST 25, 1998

Please refer to the Proxy Statement for a discussion of these matters.

THE UNDERSIGNED HOLDER(S) OF SHARES OF BENEFICIAL INTEREST OF GUINNESS FLIGHT CHINA & HONG KONG FUND HEREBY CONSTITUTES AND APPOINTS JAMES J. ATKINSON, JR. AND STACY ORFF, OR EITHER OF THEM, THE ATTORNEYS AND PROXIES OF THE UNDERSIGNED, WITH FULL POWER OF SUBSTITUTION, TO VOTE THE SHARES LISTED BELOW AS DIRECTED, AND HEREBY REVOKES ANY PRIOR PROXIES.

To vote, mark an X in blue or black ink on the proxy card below.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF GUINNESS FLIGHT INVESTMENT FUNDS

----Detach card at perforation and mail in postage paid envelope provided------

1.       Vote on Proposal to approve a new investment advisory agreement.

         FOR                  AGAINST           ABSTAIN

          [ ]                 [ ]                 [ ]


In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting.


                                       x_____________________________________
                                        _____________________________________

                                       x_____________________________________
                                        _____________________________________

                                       Date:  _________________________, 1998

----Detach card at perforation and mail in postage paid envelope provided------


                        GUINNESS FLIGHT INVESTMENT FUNDS
                                      PROXY


THIS PROXY, WHEN PROPERLY EXECUTED AND RETURNED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR APPROVAL OF THE PROPOSAL.

Please sign exactly as name appears on this card. When account is joint tenants, all should sign. When signing as administrator, trustee or guardian, please give title. If a corporation or partnership, sign in entity's name and by authorized person.

Has your address changed?                       Do you have any comments?
___________________________________        ____________________________________
___________________________________        ____________________________________
___________________________________        ____________________________________

                        GUINNESS FLIGHT INVESTMENT FUNDS
                   GUINNESS FLIGHT GLOBAL GOVERNMENT BOND FUND
                         SPECIAL MEETING OF SHAREHOLDERS
                                 AUGUST 25, 1998

Please refer to the Proxy Statement for a discussion of these matters.

THE UNDERSIGNED HOLDER(S) OF SHARES OF BENEFICIAL INTEREST OF GUINNESS FLIGHT GLOBAL GOVERNMENT BOND FUND HEREBY CONSTITUTES AND APPOINTS JAMES J. ATKINSON, JR. AND STACY ORFF, OR EITHER OF THEM, THE ATTORNEYS AND PROXIES OF THE UNDERSIGNED, WITH FULL POWER OF SUBSTITUTION, TO VOTE THE SHARES LISTED BELOW AS DIRECTED, AND HEREBY REVOKES ANY PRIOR PROXIES.

To vote, mark an X in blue or black ink on the proxy card below.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF GUINNESS FLIGHT INVESTMENT FUNDS

----Detach card at perforation and mail in postage paid envelope provided------

1.       Vote on Proposal to approve a new investment advisory agreement.

         FOR                  AGAINST           ABSTAIN

          [ ]                 [ ]                 [ ]


In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting.


                                       x_____________________________________
                                        _____________________________________

                                       x_____________________________________
                                        _____________________________________

                                       Date:  _________________________, 1998

----Detach card at perforation and mail in postage paid envelope provided------


                        GUINNESS FLIGHT INVESTMENT FUNDS
                                      PROXY


THIS PROXY, WHEN PROPERLY EXECUTED AND RETURNED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR APPROVAL OF THE PROPOSAL.

Please sign exactly as name appears on this card. When account is joint tenants, all should sign. When signing as administrator, trustee or guardian, please give title. If a corporation or partnership, sign in entity's name and by authorized person.

Has your address changed?                       Do you have any comments?
___________________________________        ____________________________________
___________________________________        ____________________________________
___________________________________        ____________________________________

                        GUINNESS FLIGHT INVESTMENT FUNDS
                       GUINNESS FLIGHT MAINLAND CHINA FUND
                         SPECIAL MEETING OF SHAREHOLDERS
                                 AUGUST 25, 1998


Please refer to the Proxy Statement for a discussion of these matters.

THE UNDERSIGNED HOLDER(S) OF SHARES OF BENEFICIAL INTEREST OF GUINNESS FLIGHT MAINLAND CHINA FUND HEREBY CONSTITUTES AND APPOINTS JAMES J. ATKINSON, JR. AND STACY ORFF, OR EITHER OF THEM, THE ATTORNEYS AND PROXIES OF THE UNDERSIGNED, WITH FULL POWER OF SUBSTITUTION, TO VOTE THE SHARES LISTED BELOW AS DIRECTED, AND HEREBY REVOKES ANY PRIOR PROXIES.

To vote, mark an X in blue or black ink on the proxy card below.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF GUINNESS FLIGHT INVESTMENT FUNDS

----Detach card at perforation and mail in postage paid envelope provided------

1.       Vote on Proposal to approve a new investment advisory agreement.

         FOR                  AGAINST           ABSTAIN

          [ ]                 [ ]                 [ ]


In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting.


                                       x_____________________________________
                                        _____________________________________

                                       x_____________________________________
                                        _____________________________________

                                       Date:  _________________________, 1998

----Detach card at perforation and mail in postage paid envelope provided------


                        GUINNESS FLIGHT INVESTMENT FUNDS
                                      PROXY


THIS PROXY, WHEN PROPERLY EXECUTED AND RETURNED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR APPROVAL OF THE PROPOSAL.

Please sign exactly as name appears on this card. When account is joint tenants, all should sign. When signing as administrator, trustee or guardian, please give title. If a corporation or partnership, sign in entity's name and by authorized person.

Has your address changed?                       Do you have any comments?
___________________________________        ____________________________________
___________________________________        ____________________________________
___________________________________        ____________________________________